UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to Change of Control Employment Agreement

On December 7, 2007, Lennox International Inc. (the “Company”) entered into an Amendment to Change of Control Employment Agreement with the named executive officers and certain other executive officers of the Company. The amendments were made pursuant to the rules governing non-qualified compensation promulgated under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).

A copy of the form of Amendment to Change of Control Employment Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employment Agreement

On December 7, 2007, the Company entered into an Amendment to Employment Agreement with named executive officers and certain other executive officers of the Company. The amendments were made pursuant to the rules governing non-qualified compensation promulgated under Section 409A.

A copy of the form of Amendment to Employment Agreement is filed as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Supplemental Executive Retirement Plan

On December 7, 2007, the Company amended and restated the Company’s Supplemental Executive Retirement Plan. The amendments were made pursuant to the rules governing non-qualified compensation promulgated under Section 409A.

A copy of the Supplemental Executive Retirement Plan is filed as Exhibit 10.3 and is incorporated herein by reference.

Amendment to Profit Sharing Restoration Plan

On December 7, 2007, the Company amended and restated the Company’s Profit Sharing Restoration Plan. The amendments were made pursuant to the rules governing non-qualified compensation promulgated under Section 409A.

A copy of the Profit Sharing Restoration Plan is filed as Exhibit 10.4 and is incorporated herein by reference.

Target Short-Term Incentive Percentages

On December 7, 2007, the Company’s Compensation and Human Resources Committee approved salaries and established target short-term incentive percentages for the Company’s named executive officers (which officers were determined by reference to the Company’s Proxy Statement, dated April 17, 2007) for the 2008 fiscal year. The Company’s Compensation and Human Resources Committee also granted, under the Company’s Amended and Restated 1998 Incentive Plan, performance share units, restricted stock units and stock appreciation rights awards to the Company’s named executive officers.

The target short-term incentive percentages for the Company’s named executive officers (the “Target STI Percentages”) for the 2008 fiscal year are substantially similar to the Target STI Percentages established for fiscal 2007. Additional information regarding Target STI Percentages for the 2008 fiscal year is set forth in Exhibit 10.5 to this current report and is incorporated herein by reference. The form of the 2007 Long-Term Incentive Award Agreement for U.S. Employees is filed as Exhibit 10.6 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1	Form of Amendment to Change of Control Employment Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.2	Form of Amendment to Employment Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.3	Lennox International Inc. Supplemental Executive Retirement Plan

10.4	Lennox International Inc. Profit Sharing Restoration Plan

10.5	Summary of Fiscal 2008 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.6	Form of 2007 Long-Term Incentive Award Agreement for U.S. Employees of Lennox International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: December 12, 2007

By: /s/ Kenneth C. Fernandez
Name: Kenneth C. Fernandez
Title: Associate General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Form of Amendment to Change of Control Employment Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.2	Form of Amendment to Employment Agreement entered into between Lennox International Inc. and certain executive officers of Lennox International Inc.

10.3	Lennox International Inc. Supplemental Executive Retirement Plan

10.4	Lennox International Inc. Profit Sharing Restoration Plan

10.5	Summary of Fiscal 2008 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.6	Form of 2007 Long-Term Incentive Award Agreement for U.S. Employees of Lennox International Inc.

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